UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TCW ETF TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

TCW ETF Trust
515 South Flower Street
Los Angeles, California 90071

January 12, 2024

Dear Shareholder:

The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain important information about the proposed election of eight Trustees to the Board of Trustees (the “Board”) of TCW ETF Trust (the “Trust” and the series thereof, the “Funds”) at a Special Meeting of Shareholders to be held on February 15, 2024 (the “Meeting”).

The Board voted unanimously to nominate the eight individuals being proposed for election as Trustees, and to recommend their election by shareholders. The Board believes this recommendation is in the best interests of the Funds and their shareholders. The Board recommends that you vote in favor of the proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders. We ask you to read the Proxy Statement carefully and vote in favor of approval of the proposal. The election returns will be reported at the Meeting. Please return or submit your proxy card in the postage-paid envelope, on-line or by telephone as soon as possible.

Sincerely,

/s/ Jason LaMacchia
Jason LaMacchia
Secretary

TCW ETF TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 15, 2024

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of the TCW Transform 500 ETF, TCW Transform Systems ETF, and TCW Transform Supply Chain ETF (each a “Fund” and, together, the “Funds”), each a series of TCW ETF Trust (the “Trust”), whose principal executive office is located at 515 South Flower Street, Los Angeles, California 90071, will be held on February 15, 2024 at 10:00 a.m. Pacific Time at TCW Investment Management Company LLC (the “Advisor”), 515 South Flower Street, Los Angeles, California 90071 to approve the election of eight trustees of the Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified.

Shareholders of record of the Funds at the close of business on January 5, 2024 (the “Record Date”) are entitled to notice of, and to vote on, the proposal at the Meeting or any adjournment or postponement thereof.

By Order of the Board of Trustees

/s/ Jason LaMacchia
Jason LaMacchia
Secretary

Dated: January 12, 2024

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

PLEASE RETURN OR SUBMIT YOUR PROXY CARD PROMPTLY
IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Funds, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this by completing, signing, dating and promptly returning or submitting the enclosed proxy card in the enclosed postage-prepaid envelope, on-line or by telephone. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses to the Funds associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card.

TCW ETF TRUST
515 South Flower Street
Los Angeles, California 90071

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees (the “Board”) of TCW ETF Trust (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held on February 15, 2024 at 10:00 a.m. Pacific Time at the Advisor, 515 South Flower Street, Los Angeles, California 90071 and at any adjournment or postponement thereof. The Trust expects to mail this Proxy Statement, Notice of Special Meeting of Shareholders and the accompanying proxy card on or about January 12, 2024 to shareholders of record of the Trust as of January 5, 2024 (the “Record Date”).

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), each series of which operates as an exchange-traded-fund (an “ETF”). The principal executive offices of the Trust are located at 515 South Flower Street, Los Angeles, California 90071. The Trust offers shares of three separate operational series or funds (each of which offers only one share class): TCW Transform 500 ETF, TCW Transform Systems ETF, and TCW Transform Supply Chain ETF.

Voting; Revocation of Proxies

All proxies solicited by the Board, which are properly executed and received by the Secretary of the Trust before the Meeting, will be voted at the Meeting in accordance with the shareholders’ instructions thereon. A shareholder may revoke the accompanying proxy at any time before it is voted by delivering to the Trust before the Meeting a written notification or revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” the proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be properly presented at the Meeting. Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker non-votes (where the underlying holder has not voted and the broker does not vote the shares) do not represent a vote “for” or “against” and are disregarded in determining whether a quorum was established or whether a proposal has received enough votes, except where a minimum number of the outstanding voting securities is required, in which case a broker non-vote effectively counts as a vote against the proposal. It is not anticipated that there will be any broker non-votes with respect to the proposal before the Meeting because it is a routine matter. So long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the proposal before the Meeting.

Record Date/Shareholders Entitled to Vote

Shareholders of record of the Funds at the close of business on the Record Date are entitled to notice of, and to vote on, the proposal at the Meeting and any adjournment or postponement thereof. At the close of business on the Record Date, the Funds had the following outstanding shares:

Fund	Shares Outstanding as of Record Date (January 5, 2024)
TCW Transform 500 ETF	11,640,000
TCW Transform Systems ETF	2,400,000
TCW Transform Supply Chain ETF	200,000

Quorum and Adjournment/Required Vote

One-third of the shares of each Fund entitled to vote in person or by proxy on the proposal shall be a quorum of each Fund for the transaction of business at the Meeting. Outstanding shares represented in person or by proxy (including shares that abstain or do not vote with respect to the proposal) will be counted for purposes of determining whether a quorum is present at the Meeting.

Whether or not a quorum is present, the Meeting may be adjourned for any lawful purpose by the chair of the Meeting or by a majority of the votes properly cast upon the question of adjourning the Meeting, to another date and time provided that the Meeting shall not be adjourned for more than six months beyond the originally scheduled meeting date. In addition, whether or not a quorum is present, the Meeting may be adjourned or postponed by, or upon the authority of, the Trustees to another date and time provided that the Meeting shall not be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original Meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice. The persons named as proxies will vote those proxies “FOR” such adjournment. Any business that might have been transacted at the Meeting as originally noticed may be transacted at any adjourned meetings at which a quorum is present.

A plurality of shares voted is necessary to elect each Trustee, meaning that the nominee receiving more votes relative to any other nominee running against that person, will be elected.

Shareholder Reports

The Trust will furnish, without charge, a copy of its annual report, for the fiscal year ended October 31, 2023, and the most recent semi-annual report for the six months ended April 30, 2023, to any shareholder upon request. Shareholders may obtain a copy of the annual report and semi-annual report by contacting the Trust at 515 South Flower Street, Los Angeles, California 90071 or by calling (800) 386-3829.

PROPOSAL: ELECTION OF TRUSTEES

The purpose of this proposal is to elect the Board of Trustees of the Trust who will assume office immediately upon election by shareholders, contingent upon the election of each such Nominee as a Director/Trustee of each other investment company within the Fund Complex (as defined below). The Board is currently comprised of four members identified below. At a Board of Trustees meeting held on December 15, 2023, the Board unanimously nominated eight individuals (each a “Nominee”) to serve as Trustees of the Trust. It is anticipated that, upon each Nominee taking office as a Trustee, each current Trustee of the Trust, other than Andrew Tarica, will resign from the Board. Each Nominee has agreed to stand for election, serve if elected and hold office until his or her successor has been duly elected and qualified.

The following schedule sets forth certain information regarding each Trustee and Nominee, including his or her age, address and any positions with the Trust, the length of time he or she has served as Trustee, if applicable, his or her principal occupations during the past five years (his or her titles may have varied during the period), the total number of separate portfolios in the Fund Complex the Trustee oversees and the Nominee would oversee if elected, and certain other board memberships held by the Trustee or Nominee during the past five years.

Trustees and Nominees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Trustees.” Trustees and Nominees who are “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Trustees.”

The following table sets forth certain information regarding the current Trustees and Nominees. The mailing address of each Trustee and executive officer of the Trust is 515 South Flower Street, Los Angeles, California 90071.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Trustee or Nominee for Trustee

INDEPENDENT TRUSTEES***

Jack Gee (1959)	Trustee	Indefinite term, since 2021	Retired. Managing Director and Chief Financial Officer and Treasurer, U.S. iShares at BlackRock (2004 – 2019).	3	Trustee, AIM ETF Products Trust, Trustee to Allianz Variable Insurance Products Fund of Funds Trust (2020 – present); Trustee, Esoterica Thematic Trust (2019 – 2020); Managing Director, BlackRock (2004 – 2019)

Elaine Orr (1966)	Trustee	Indefinite term, since 2021	Director, Investments at Silicon Valley Community Foundation (2014 – 2016); Director. Global Business Development, Morningstar Investment Management (2012 – 2014).	3	Trustee, Board of Trustees for Federated City Employees Retirement System, for the City of San Jose, CA (2018 – present)

Andrew Tarica (1959)	Trustee	Indefinite term, since 2023	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker-dealer).	35	Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Trustee or Nominee for Trustee

NOMINEES FOR INDEPENDENT TRUSTEE***

Patrick C. Haden (1953)	Nominee	N/A	President (since 2003), Wilson Ave. Consulting (business consulting firm).	31	Auto Club (affiliate of AAA); Metropolitan West Funds (mutual funds) TCW Strategic Income Fund, Inc. (closed-end fund)

Martin Luther King III (1957)	Nominee	N/A	President and Chief Executive Officer (since 1998), The King Center (non-profit organization). Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	30	None

Peter McMillan (1957)	Nominee	N/A	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	31	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (private fund)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Trustee or Nominee for Trustee

Victoria B. Rogers (1961)	Nominee	N/A	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	31	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual funds); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Strategic Income Fund, Inc. (closed-end fund)

Robert G. Rooney (1957)	Nominee	N/A	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021), Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate and technology services company); Chief Financial Officer (January 2018 – November 2018), Citizens Parking Inc. (nationwide automobile parking facilities).	30	None

Michael Swell (1966)	Nominee	N/A	Retired (since 2021); Partner and Managing Director (2007 – 2021), Goldman Sachs Asset Management (asset management company).	30	Apollo Realty Income Solutions Inc. (nontraded real estate investment trust)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Trustee or Nominee for Trustee

INTERESTED TRUSTEES****

Jennifer Grancio (1971)	Chair of the Board, President and Principal Executive Officer; Trustee	Indefinite term, since 2020	Group Managing Director, Global Head of ETFs, at TCW (2023 – present); Chief Executive Officer at Engine No. 1 LLC (2020 – 2023); Managing Director and various roles at BlackRock (1999 – 2018).	3	Board Member, MannKind Corporation (2020 – present); Board Member, harvest Savings & Wealth Technologies (2020 – present); Board Member, Ethic (2019 – present)

NOMINEES FOR INTERESTED TRUSTEE OF THE FUNDS****

Megan McClellan (1978)	Nominee	N/A	Group Managing Director (since July 2023), the Advisor, The TCW Group, Inc., TCW LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Head of Private Credit, J.P. Morgan Asset Management (2020 – 2023); Chief Financial Officer, J.P. Morgan Asset Management (2016 – 2020).	30	None

Patrick Moore (1964)	Nominee	N/A	Group Managing Director (since 2000), the Advisor, TCW Asset Management Company LLC, TCW LLC and Metropolitan West Asset Management, LLC. Mr. Moore is a member of the CFA Institute.	30	Metropolitan West Funds (mutual funds)

*	A Trustee serves until his or her successor is duly elected and qualified or until the earlier of his or her death, resignation, retirement or removal.
**	The Fund Complex consists of the Trust, TCW Funds, Inc., Metropolitan West Funds and TCW Strategic Income Fund, Inc. Each Nominee is also nominated for election as a director of TCW Funds, Inc., a trustee of Metropolitan West Funds and a director of TCW Strategic Income Fund, Inc., and if so elected will oversee all funds in the Fund Complex.
***	Denotes a Trustee or Nominee who is not an “interested” person of the Trust as defined in the 1940 Act.
****	Denotes a Trustee or Nominee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Advisor.

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Joshua Hunter (1981)	Chief Financial Officer and Treasurer	Indefinite term, since 2021	Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2015 – present); Vice President/Assistant Vice President, Treasury Services, JP Morgan Chase & Co. (2008 – 2015).

Roger E. Pries, Jr. (1965)	Chief Compliance and Anti-Money Laundering Officer	Indefinite term, since 2023	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2019 – present); Compliance Officer, Citi Fund Services, Inc (2016 – 2019); Vice President, Risk and Control Department, Citi Fund Services, (2007 – 2016).

Jason LaMacchia (1974)	Secretary	Indefinite term, since 2021	Senior Vice President, ETF Product & Platform, at TCW (2023 – present); Director, ETF Product Management, Engine No. 1 LLC (2021 – 2023); Business Consultant, JEL Consulting (2015 – present); Head of Relationship Management, ForUsAll (2019 – 2021); Vice President, AssetMark (2017 – 2018); Director and Principal, BlackRock (2004 – 2015).

*	Each of the foregoing officers holds office until their successors are chosen and qualified.

Board Meetings and Standing Committees

During the fiscal year ended October 31, 2023, the Board met six times. Each incumbent Trustee attended at least 75% of all meetings of the Board held during the fiscal year, including the meetings of the Board’s committees on which such Trustee was a member. The Funds do not hold annual shareholders meetings and, therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

The Board has an Audit Committee consisting solely of three (3) Trustees who are Independent Trustees. Jack Gee, an Independent Trustee, serves as the Chair of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met three (3) times during the fiscal year ended October 31, 2023.

The Board also has a Nominating and Governance Committee consisting solely of the three (3) Trustees who are Independent Trustees. Elaine Orr, an Independent Trustee, is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy in this regard. The Nominating and Governance Committee met two (2) times during the fiscal year ended October 31, 2023.

The Trust has not appointed an independent Chair or a Lead Independent Trustee. The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chair of the Board is an Interested Trustee. The Chair of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the Independent Trustees. The Independent Trustees believe that although the Chair is interested, the Chair will reasonably be able to facilitate meaningful dialogue between the Advisor and the Independent Trustees. The Board also considered that the Chair of each of the Audit Committee and the Nominating and Governance Committee is an Independent Trustee, which facilitates meaningful dialogue between the Advisor and the Independent Trustees with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Advisor’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, Advisor employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Advisor and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

Additional Information About the Nominees

The Board took into account a variety of factors in the selection of candidates to serve as a Trustee, including the composition of the Board. Generally, no one factor was decisive in the selection of an individual to nominate for election to the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills, experience and attributes on the Board. In addition, the Nominees also possess various other intangible qualities such as intelligence, work ethic, the ability to work together, to communicate effectively, to ask incisive questions and exercise judgment, and to oversee the business of the Trust. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Nominees.

Patrick C. Haden. Mr. Haden is President of Wilson Ave. Consulting. From July 2016 through June 2017, he served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the board of directors of Auto Club, an affiliate of AAA, the Metropolitan West Funds, and TCW Strategic Income Fund, Inc., for which he serves as the Independent Chairman of the board of directors. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010 was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has had leadership positions with various community organizations, including serving as President and Chief Executive Officer of The King Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006). He has served on the board of trustees of Metropolitan West Funds since 1997.

Megan McClellan. Ms. McClellan is Head of Corporate Strategy for The TCW Group, Inc. In this role, she develops and implements long-term strategic plans for TCW focused on growth and innovation with President and CEO Katie Koch. Prior to joining TCW, Ms. McClellan spent more than 15 years at J.P. Morgan where she held a number of senior roles across the firm, including Global Head of Private Credit, CFO of Asset Management, and Head of U.S. Fixed Income for Wealth Management. Prior to her leadership roles, Ms. McClellan was a fixed income trader and portfolio manager. Active in the community, Ms. McClellan serves as Co-Chair for the Philips Andover Academy Development Board and as a Member of the Board of the Block Island Maritime Institute. She volunteers with the SPCA of Westchester County.

Peter McMillan. Mr. McMillan is a Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm and Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. He is a Co-Founder of KBS Capital Advisors, a manager of real estate investment trusts, and from 2005 through 2019, served as Executive Vice President. Mr. McMillan serves on the boards of various Pacific Oak real estate investment trusts, TCW Strategic Income Fund, Inc., Metropolitan West Funds, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Patrick Moore. Mr. Moore is an executive officer with the Advisor and has many years of experience with the Advisor’s portfolio management activities for its clients, including the Funds. Mr. Moore has served on the board of Metropolitan West Funds since 2014 and from 2010 until 2011.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of Norton Simon Museum, Saint John’s Health Center Foundation, The Rose Hills Foundation, TCW Strategic Income Fund, Inc., and Causeway Capital Management Trust, a mutual fund complex. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney has many years of senior executive and board experience with various companies, including in-depth experience with financial matters. He has served as Chief Financial and Administrative Officer of REEF Technology from November 2018 to August 2020 and Senior Financial Advisor from August 2020 to March 2021. Previously, he was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018, Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015 and was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 and October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion. Mr. Rooney has served on the board of Metropolitan West Funds since 2009.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac.

Security and Other Interests

The table below sets forth the dollar range of equity securities beneficially owned by each continuing Trustee and each Nominee in each Fund of the Trust and, on an aggregate basis, in any registered investment company overseen by the Trustee within the Fund Complex (the “family of investment companies”), as of the Record Date.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in
All Registered Investment Companies Overseen by
Trustee in Family of Investment Companies
(Amounts in Parentheses are Deferred Trustees’
Fees Invested in Funds as of the Record Date)
INDEPENDENT TRUSTEES AND NOMINEES*
Patrick C. Haden	None	Over $100,000
Martin Luther King III	None	$1-$10,000
Peter McMillan	None	(Over $100,000)
Victoria B. Rogers	None	Over $100,000
Robert G. Rooney	None	(Over $100,000)
Michael Swell	None	None
Andrew Tarica	None	(Over $100,000)

INTERESTED TRUSTEES AND NOMINEES**
Megan McClellan	None	$50,001-$100,000
Patrick Moore	None	Over $100,000

(1)	Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the “1934 Act”) include direct and or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000.
*	Denotes a Trustee or Nominee who is not an “interested” person of the Trust as defined in the 1940 Act.
**	Denotes a Nominee who is an “interested” person of the Trust as defined in the 1940 Act, due to his or her relationship with the Advisor.

As of December 31, 2023, none of the continuing Independent Trustees or the Nominees for Independent Trustee, or the immediate family members of either of the foregoing, owned, beneficially or of record, any securities in the Advisor or principal underwriter of the Funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds.

Compensation

The Trust pays each Independent Trustee an annual retainer of $20,000 per calendar year (paid in quarterly increments) for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Chair of the Audit Committee and Nominating Committee are each paid an additional annual retainer of $5,000 per calendar year (paid in quarterly increments). These retainers are paid by the Advisor from the management fees it receives from the Funds.

Vote Required and Recommendation

The election of each Nominee as a Trustee requires a plurality of the shares voting for this proposal. When there are eight Trustee nominees up for election, as is the case here, a vote by plurality means the eight Trustee nominees with the highest number of affirmative votes will be elected, regardless of the votes withheld for the candidates.

The election of each Nominee as a Trustee is contingent upon the election of each such Nominee as a Director/Trustee of each other investment company within the Fund Complex.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE ELECTION OF EACH OF THE NOMINEES IS IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Expenses

The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation and proxy soliciting expenses, legal fees, and out-of-pocket expenses will be borne by the Advisor and not the Funds.

Solicitation of Proxies

Solicitation will be primarily by mail, email and telephone, but officers of the Funds or regular employees of the Advisor may also solicit without compensation by telephone, electronic communication or personal contact. The Advisor will also retain EQ Fund Solutions to assist in the solicitation process at a cost not expected to exceed $5,000 with respect to the Funds’ share.

Advisor

TCW Investment Management Company LLC, with principal offices at 515 South Flower Street, Los Angeles, California 90071, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. Subject to the direction and control of the Board of Trustees, the Advisor supervises and arranges the purchase and sale of securities and other assets held in the portfolio of the Funds. The Advisor was founded in 1987, and is a wholly owned subsidiary of The TCW Group, Inc. (“TCW Group”). The Advisor had approximately $43.8 billion under management or committed to management as of December 31, 2023. The Advisor, together with TCW Group and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $209.6 billion under management or committed to management as of December 31, 2023.

The following table provides the name and principal occupation of each executive officer of the Advisor. The address of each officer of the Advisor is c/o TCW Investment Management Company LLC, with principal offices at 515 South Flower Street, Los Angeles, California 90071.

Member or Executive Officer	Principal Occupation(s)
Kathryn Koch	President and Chief Executive Officer (since February 2023), The TCW Group, Inc., TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC, and (February 2023 to December 2023) of Metropolitan West Funds and TCW Strategic Income Fund, Inc.

Elizabeth Kraninger	Executive Vice President and Co-Chief Operating Officer (since March 2021), The TCW Group, Inc., TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.

Melissa Stolfi	Executive Vice President and Co-Chief Operating Officer (since November 2023), The TCW Group, Inc., TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.

Member or Executive Officer	Principal Occupation(s)
Richard Villa	Executive Vice President, Chief Financial Officer and Assistant Secretary (since 2008) of the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC and The TCW Group, Inc. and (since 2016) TCW LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014) of TCW Strategic Income Fund, Inc. and (Since February 2021) Metropolitan West Funds.

Drew Bowden	Executive Vice President, General Counsel and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC.

Gladys Xiques	Group Managing Director and Global Chief Compliance Officer.

Peter Davidson	Senior Vice President, Associate General Counsel and Assistant Secretary (since July 2022), the Advisor, Metropolitan West Asset Management LLC, TCW Asset Management Company LLC, TCW LLC; Vice President (since September 2022) and Secretary (since December 2023), Metropolitan West Funds and TCW Strategic Income Fund, Inc.

Control Persons and Principal Holders of Securities

To the knowledge of the Trust, each current Trustee and each officer of the Trust beneficially owned less than 1% of the outstanding shares of each Fund as of July 31, 2023, except for Jennifer Grancio, who beneficially owned 14.80% of the outstanding shares of TCW Transform Supply Chain ETF as of such date.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes. Other than as set forth above with respect to Trustees and officers, the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants.

Principal Underwriter

The principal underwriter of the Funds’ shares is Foreside Financial Services, LLC (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is Three Canal Plaza, Suite 100, Portland, ME 04101.

Administrator and Transfer Agent

Brown Brothers Harriman & Co. (the “Administrator”) serves as administrator and transfer agent of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The business address of the Administrator is 50 Post Office Square, Boston, MA 02110.

Independent Auditors

Cohen & Company, Ltd., 342 N. Water St., Suite 830, Milwaukee, WI 53202 serves as the Funds’ independent auditor.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit proposals to be considered at a special meeting of the shareholders should send such proposals to the Secretary of the Trust at 515 South Flower Street, Los Angeles, California 90071. A shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at the address above in a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, the inclusion of any such proposals is subject to limitations under applicable federal and state laws.

Shareholder Communications

Shareholders of a Fund who wish to send communications to the Board or specific Trustees should submit the communication in writing to the attention of the Secretary of the Trust at 515 South Flower Street, Los Angeles, California 90071, identifying the correspondence as intended for the Board or a specified Trustee. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or a specified Trustee, as appropriate.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF RETURNING BY MAIL. YOU MAY ALSO SUBMIT YOUR PROXY ON-LINE OR BY TELEPHONE.

/s/ Jason LaMacchia
Jason LaMacchia, Secretary

January 12, 2024

TCW ETF Trust

515 South Flower Street
Los Angeles, California 90071

PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS – February 15, 2024

This proxy is solicited on behalf of the Board of Trustees of the Trust for the Special Meeting of Shareholders to be held on February 15, 2024.

The undersigned hereby appoints Jason LaMacchia and Peter Davidson as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of TCW ETF Trust (the “Meeting”) to be held on February 15, 2024 at 10:00 a.m. Pacific Time at TCW Investment Management Company LLC, 515 South Flower Street, Los Angeles, California 90071 and at any adjournment or postponement thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN OR SUBMIT IT IN THE ENCLOSED ENVELOPE, ON-LINE OR BY TELEPHONE.

THIS PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.

Please indicate your vote by marking the appropriate box.     Example: ☒

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

To approve the election of eight Trustees:

Patrick C. Haden	☐ FOR	☐ AGAINST	☐ ABSTAIN

Martin Luther King III	☐ FOR	☐ AGAINST	☐ ABSTAIN

Megan McClellan	☐ FOR	☐ AGAINST	☐ ABSTAIN

Peter McMillan	☐ FOR	☐ AGAINST	☐ ABSTAIN

Patrick Moore	☐ FOR	☐ AGAINST	☐ ABSTAIN

Victoria B. Rogers	☐ FOR	☐ AGAINST	☐ ABSTAIN

Robert G. Rooney	☐ FOR	☐ AGAINST	☐ ABSTAIN

Michael Swell	☐ FOR	☐ AGAINST	☐ ABSTAIN

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

Signature

Signature (if held jointly)

Date: __________________________, 2024

☐ CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND)